UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2018

Semiannual Report

to Shareholders

Deutsche Fixed Income Opportunities Fund

(Effective on or about July 2, 2018, Deutsche Fixed Income Opportunities Fund will be renamed DWS Fixed Income Opportunities Fund.)

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
9	Portfolio Summary
10	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets

26	Financial Highlights
31	Notes to Financial Statements
46	Information About Your Fund’s Expenses
48	Advisory Agreement Board Considerations and Fee Evaluation
53	Account Management Resources
55	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Fixed Income Opportunities Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Fixed Income Opportunities Fund	|	3

Performance Summary	April 30, 2018 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	0.22%	1.92%	1.12%	1.63%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.53%	–0.89%	0.56%	1.35%
Bloomberg Barclays U.S. Aggregate Bond Index†	–1.87%	–0.32%	1.47%	3.57%
ICE 3-month LIBOR Index††	0.97%	1.63%	0.70%	0.72%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.30%	1.25%	1.65%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–0.51%	0.69%	1.37%
Bloomberg Barclays U.S. Aggregate Bond Index†		1.20%	1.82%	3.63%
ICE 3-month LIBOR Index††		1.53%	0.66%	0.72%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	–0.14%	1.15%	0.38%	0.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.13%	1.15%	0.38%	0.87%
Bloomberg Barclays U.S. Aggregate Bond Index†	–1.87%	–0.32%	1.47%	3.57%
ICE 3-month LIBOR Index††	0.97%	1.63%	0.70%	0.72%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.53%	0.51%	0.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		1.53%	0.51%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index†		1.20%	1.82%	3.63%
ICE 3-month LIBOR Index††		1.53%	0.66%	0.72%

Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/18
No Sales Charges		0.22%	2.12%	2.25%
Bloomberg Barclays U.S. Aggregate Bond Index†		–1.87%	–0.32%	0.73%
ICE 3-month LIBOR Index††		0.97%	1.63%	0.77%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges			2.63%	2.37%
Bloomberg Barclays U.S. Aggregate Bond Index†			1.20%	0.98%
ICE 3-month LIBOR Index††			1.53%	0.73%

4	|	Deutsche Fixed Income Opportunities Fund

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	0.34%	2.14%	1.33%	1.86%
Bloomberg Barclays U.S. Aggregate Bond Index†	–1.87%	–0.32%	1.47%	3.57%
ICE 3-month LIBOR Index††	0.97%	1.63%	0.70%	0.72%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		2.53%	1.46%	1.88%
Bloomberg Barclays U.S. Aggregate Bond Index†		1.20%	1.82%	3.63%
ICE 3-month LIBOR Index††		1.53%	0.66%	0.72%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	0.35%	2.16%	1.37%	1.88%
Bloomberg Barclays U.S. Aggregate Bond Index†	–1.87%	–0.32%	1.47%	3.57%
ICE 3-month LIBOR Index††	0.97%	1.63%	0.70%	0.72%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		2.54%	1.50%	1.90%
Bloomberg Barclays U.S. Aggregate Bond Index†		1.20%	1.82%	3.63%
ICE 3-month LIBOR Index††		1.53%	0.66%	0.72%

On August 1, 2016, the Fund’s investment process was changed and the Fund was renamed from Deutsche Ultra-Short Duration Fund to Deutsche Fixed Income Opportunities Fund. Additionally, the Fund also previously changed its investment strategies on April 15, 2011. The Fund’s past performance may have been different if the Fund was managed using the current investment strategies and process.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.07%, 1.83%, 0.94%, 0.89% and 0.81% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Fixed Income Opportunities Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

†	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††	ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

‡	Total returns shown for periods less than one year are not annualized.

6	|	Deutsche Fixed Income Opportunities Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/18	$8.56	$8.56	$8.56	$8.57	$8.57
10/31/17	$8.66	$8.66	$8.67	$8.67	$8.67
Distribution Information as of 4/30/18
Income Dividends, Six Months	$.12	$.09	$.13	$.13	$.13
April Income Dividend	$.0216	$.0160	$.0231	$.0232	$.0233
SEC 30-day Yield‡‡	3.16%	2.50%	3.51%	3.50%	3.50%
Current Annualized Distribution Rate‡‡	3.00%	2.24%	3.24%	3.25%	3.26%

‡‡	The SEC yield is net investment income per share earned over the six months ended April 30, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.12%, 2.47%, 3.26%, and 3.41% for Class A, C, R6 and S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.96%, 2.21%, 2.99% and 3.16% for Class A, C, R6 and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche Fixed Income Opportunities Fund	|	7

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

–	Portfolio Manager for US and UK Unconstrained Funds: London

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Kevin Bliss, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

–	Fixed Income Portfolio Manager: New York.

–	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Onur Uncu, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2013 with six years of industry experience. Prior to joining, he worked as a trader on the Credit Solutions team at Deutsche Bank and as a trader in the investment banking division at Credit Suisse.

–	Portfolio Manager for Fixed Income with Focus on Risk Analysis and Quantitative Implementation: London.

–	MS, PhD in Management Science and Engineering, Stanford University.

8	|	Deutsche Fixed Income Opportunities Fund

Portfolio Summary		(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/18	10/31/17
Government & Agency Obligations	32%	29%
Corporate Bonds	25%	30%
Asset-Backed	13%	13%
Collateralized Mortgage Obligations	10%	10%
Exchange-Traded Funds	9%	10%
Cash Equivalents	7%	4%
Commercial Mortgage-Backed Securities	3%	2%
Mortgage-Backed Securities Pass-Throughs	1%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	4/30/18	10/31/17
AAA	27%	29%
AA	5%	5%
A	9%	9%
BBB	27%	26%
BB	15%	16%
B	11%	11%
Below B	1%	1%
Not Rated	5%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	4/30/18	10/31/17
Effective Maturity	5.5 years	4.9 years
Effective Duration	2.1 years	1.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

Deutsche Fixed Income Opportunities Fund	|	9

Investment Portfolio	as of April 30, 2018 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 25.0%
Consumer Discretionary 5.6%
Altice Financing SA, 144A, 7.5%, 5/15/2026	1,000,000	985,000
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (b)	450,000	449,865
CCO Holdings LLC, 144A, 5.875%, 5/1/2027	1,000,000	977,500
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	700,000	701,750
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	1,000,000	959,800
144A, 10.125%, 1/15/2023	800,000	887,000
CVS Pass-Through Trust, 6.036%, 12/10/2028	1,284,536	1,373,584
Expedia Group, Inc., 3.8%, 2/15/2028	800,000	729,713
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	800,000	762,000

		7,826,212

Energy 3.2%
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025 (b)	315,000	305,393
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	800,000	812,000
KazMunayGas National Co. JSC, 144A, 3.875%, 4/19/2022	1,500,000	1,482,183
Plains All American Pipeline LP, 4.5%, 12/15/2026	1,115,000	1,098,859
Weatherford International Ltd., 8.25%, 6/15/2023	450,000	423,000
WPX Energy, Inc., 6.0%, 1/15/2022	364,000	379,470

		4,500,905

Financials 10.3%
Akbank Turk AS, 144A, 5.0%, 10/24/2022	500,000	490,500
Barclays PLC, 4.836%, 5/9/2028	1,000,000	971,735
BNP Paribas SA:
144A, 4.625%, 3/13/2027	1,500,000	1,501,688
144A, 6.75%, 3/4/2022	1,000,000	1,048,750
BPCE SA, 144A, 4.875%, 4/1/2026	1,000,000	1,011,153
Citigroup, Inc., 4.125%, 7/25/2028	1,500,000	1,445,154
Credit Suisse AG, 144A, 6.5%, 8/8/2023	2,000,000	2,165,000
HSBC Holdings PLC, 6.0%, 5/22/2027	2,000,000	1,975,400
Societe Generale SA, 144A, 7.375%, 9/13/2021	750,000	795,000
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022	1,000,000	972,794
144A, 5.125%, 9/29/2023	1,000,000	955,918
Westpac Banking Corp., 5.0%, 9/21/2027	1,300,000	1,185,412

		14,518,504

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)
Health Care 1.1%
HCA, Inc., 4.5%, 2/15/2027	800,000	766,000
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	1,000,000	797,066

		1,563,066

Industrials 0.3%
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	450,000	447,188

Information Technology 1.0%
Dell International LLC, 144A, 4.42%, 6/15/2021	1,320,000	1,344,682

Materials 1.7%
AK Steel Corp., 7.0%, 3/15/2027 (b)	500,000	485,000
Evraz Group SA, 144A, 5.375%, 3/20/2023	900,000	883,800
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	1,000,000	1,020,000

		2,388,800

Telecommunication Services 0.5%
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	800,000	781,000

Utilities 1.3%
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023	250,000	253,125
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021	1,500,000	1,569,375

		1,822,500
Total Corporate Bonds (Cost $36,675,274)		35,192,857

Mortgage-Backed Securities Pass-Throughs 1.5%
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	1,171,908	1,169,693
12-month USD-LIBOR + 1.770%, 3.52%** , 9/1/2038	60,803	63,734
4.5%, with various maturities from 4/1/2023 until 9/1/2039	842,159	885,777
Government National Mortgage Association:
6.5%, with various maturities from 10/20/2038 until 2/20/2039	8,828	9,291
7.0%, 6/20/2038	5,969	6,730

Total Mortgage-Backed Securities Pass-Throughs (Cost $2,220,078)		2,135,225

Asset-Backed 13.2%
Automobile Receivables 4.2%
AmeriCredit Automobile Receivables Trust, “C”, Series 2017-3, 2.69%, 6/19/2023	1,000,000	983,495
Avis Budget Rental Car Funding AESOP LLC:
“B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,497,029

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	11

	Principal Amount ($)(a)	Value ($)
“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,000,000	1,987,250
Hertz Vehicle Financing II LP, “C”, Series 2018-1A, 144A, 4.39%, 2/25/2024	1,500,000	1,470,538

		5,938,312

Home Equity Loans 0.2%
Home Loan Trust, “A7”, Series 2001-HI4, 7.24%, 10/25/2026	17,814	17,702
Renaissance Home Equity Loan Trust:
“AF1”, Series 2006-4, 5.545%, 1/25/2037	58,036	33,295
“AF1”, Series 2007-2, 5.893%, 6/25/2037	340,249	164,785
Southern Pacific Secured Assets Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	2,138	2,210

		217,992

Miscellaneous 8.8%
DB Master Finance LLC, “A2II”, Series 2017-1A, 144A, 4.03%, 11/20/2047	1,995,000	1,970,641
Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	560,000	556,445
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	794,000	786,846
Dryden CLO Ltd., “D”, Series 2018-64A, 144A, 3-month USD-LIBOR + 2.650%, 4.87%**, 4/18/2031 (c) (d)	1,250,000	1,250,000
Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.055%**, 7/18/2030	570,000	570,544
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	418,059	410,931
Neuberger Berman CLO Ltd., “D”, Series 2018-28A, 144A, 3-month USD-LIBOR + 2.850%, 4.905%**, 4/20/2030 (c) (d)	1,000,000	1,000,000
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	1,044,014	1,034,578
Octagon Investment Partners XVI Ltd., “B1”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.953%**, 7/17/2025	3,500,000	3,498,310
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.469%**, 7/20/2030	1,000,000	1,000,720
Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	359,100	349,781

		12,428,796
Total Asset-Backed (Cost $18,825,278)		18,585,100

Commercial Mortgage-Backed Securities 2.8%
Banc of America Commercial Mortgage Trust, “AM”, Series 2006-3, 5.762%**, 7/10/2044	317,106	188,678

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)
BX Trust, “A”, Series 2017-IMC, 144A, 1-month USD-LIBOR + 1.050%”, 2.947%**, 10/15/2032	1,150,000	1,151,430
CHT Mortgage Trust, “D”, Series 2017-CSMO, 144A, 1-month USD-LIBOR + 2.250%, 4.147%**, 11/15/2036	1,200,000	1,206,786
Credit Suisse First Boston Mortgage Securities Corp., “F”, Series 2005-C1, 144A, 4.821%, 2/15/2038	220,774	219,397
InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.147%**, 1/15/2033	700,000	701,310
LB Commercial Mortgage Trust, “J”, Series 1998-C4, 144A, 5.6%, 10/15/2035	430,191	431,417

Total Commercial Mortgage-Backed Securities (Cost $4,056,642)		3,899,018

Collateralized Mortgage Obligations 9.8%
Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	50,064	51,315
Countrywide Home Loan Mortgage Pass Through Trust, “5A1”, Series 2005-HY10, 3.351%**, 2/20/2036	101,166	87,149
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.047%**, 9/25/2028	581,922	586,338
Federal Home Loan Mortgage Corp.:
“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	5,599,856	1,083,440
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	1,368,962	225,516
“LG”, Series 4281, 4.0%, 1/15/2043	2,347,972	2,408,883
“H”, Series 4865, 4.0%, 8/15/2044	1,455,101	1,489,245
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	3,763,415	880,246
“XS”, Series 2470, Interest Only, 7.000% minus 1-month USD-LIBOR, 5.103%** , 2/15/2031	541,301	54,419
“LA”, Series 1343, 8.0%, 8/15/2022	23,869	25,610
“PK”, Series 1751, 8.0%, 9/15/2024	112,640	123,407
Federal National Mortgage Association:
“DE”, Series 2014-18, 4.0%, 8/25/2042	2,414,415	2,436,690
“9”, Series 406, Interest Only, 4.5%, 2/25/2041	1,219,946	289,879
“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042	756,126	164,730
“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044	1,650,244	332,863
“2”, Series 350, Interest Only, 5.5%, 3/25/2034	137,515	26,353
Freddie Mac Structured Agency Credit Risk Debt Notes, “M1”, Series 2013-DN1, 1-month USD-LIBOR + 3.400%, 5.297%**, 7/25/2023	197,177	198,713
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	1,635,341	231,957
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	2,872,098	536,839
“IM”, Series 2010-23, Interest Only, 4.5%, 2/20/2038	8,052	10
“YI”, Series 2009-118, Interest Only, 4.5%, 5/20/2038	71,001	3,010

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	13

	Principal Amount ($)(a)	Value ($)
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	1,408,417	253,219
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	979,216	214,212
“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	401,639	103,869
MLCC Mortgage Investors, Inc., “1A”, Series 2004-1, 3.345%**, 12/25/2034	23,402	23,275
Residential Asset Mortgage Products, Inc., “A4”, Series 2004-SL4, 7.0%, 7/25/2032	143,834	143,331
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 3.08%**, 1/15/2049	AUD 2,488,465	1,872,751
Washington Mutual Mortgage Pass-Through Certificates Trust, “2A3”, Series 2003-S6, 4.75%, 7/25/2018	4,052	4,011

Total Collateralized Mortgage Obligations (Cost $12,201,692)		13,851,280

Government & Agency Obligations 23.3%
Other Government Related (e) 2.8%
Gazprom OAO, 144A, 4.95%, 7/19/2022 (b)	600,000	605,250
Sberbank of Russia, 144A, 5.125%, 10/29/2022	500,000	495,000
Vnesheconombank:
144A, 5.942%, 11/21/2023 (b)	2,000,000	2,077,180
144A, 6.025%, 7/5/2022	700,000	724,640

		3,902,070

Sovereign Bonds 14.3%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023	1,000,000	978,000
Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024 (b)	800,000	782,880
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	500,000	488,750
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023	1,000,000	997,500
Kingdom of Norway, Series 480, 144A, REG S, 2.0%, 4/26/2028	NOK 23,000,000	2,879,795
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN 23,548,026	1,180,898
Republic of Angola, 144A, 9.5%, 11/12/2025	2,000,000	2,245,400
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	3,000,000	1,957,500
Republic of Namibia, 144A, 5.25%, 10/29/2025	3,000,000	2,942,250
Republic of Nigeria, 144A, 6.5%, 11/28/2027	1,070,000	1,077,130
Republic of Portugal, 144A, 5.125%, 10/15/2024	700,000	741,363
Republic of Senegal, 144A, 6.25%, 7/30/2024	900,000	922,558
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022	500,000	503,706
Republic of Zambia, 144A, 5.375%, 9/20/2022	800,000	732,038
United Mexican States, Series M, 5.75%, 3/5/2026	MXN 35,319,400	1,699,886

		20,129,654

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)

U.S. Treasury Obligations 6.2%
U.S. Treasury Notes:
0.75%, 9/30/2018	900,000	895,254
2.375%, 5/15/2027	8,300,000	7,932,984

		8,828,238
Total Government & Agency Obligations (Cost $33,546,426)		32,859,962

Loan Participations and Assignments 0.0%
Senior Loans
Fairway Group Acquisition Co.:
Term Loan, 10.0% PIK, 1/3/2020* (d)	63,233	0
Term Loan, 11.0% PIK, 10/3/2021* (d)	55,615	0

Total Loan Participations and Assignments (Cost $113,516)		0

	Shares	Value ($)
Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co.* (d)	980	0

Information Technology 0.0%
Answers Corp.*	1,110	17,205

Total Common Stocks (Cost $140,661)		17,205

Warrant 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (d) (Cost $356,760)	3,083	0

Exchange-Traded Funds 9.5%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	52,500	4,499,250
SPDR Bloomberg Barclays High Yield Bond ETF (b)	108,000	3,873,960
VanEck Vectors JPMorgan EM Local Currency Bond ETF	266,000	4,982,180

Total Fixed Income - Exchange-Traded Funds (Cost $13,731,973)		13,355,390

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	15

	Principal Amount ($)(a)	Value ($)
Short-Term U.S. Treasury Obligations 9.1%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (f)	972,000	966,640
1.375%***, 10/11/2018	8,500,000	8,424,952
1.381%***, 10/11/2018	2,960,000	2,933,866
1.77%***, 10/11/2018	500,000	495,585

Total Short-Term U.S. Treasury Obligations (Cost $12,853,160)		12,821,043

	Shares	Value ($)
Securities Lending Collateral 9.1%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (g) (h) (Cost $12,876,668)	12,876,668	12,876,668

Cash Equivalents 6.8%
Deutsche Central Cash Management Government Fund, 1.73% (g) (Cost $9,530,449)	9,530,449	9,530,449

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $157,128,577)	110.1	155,124,197
Other Assets and Liabilities, Net	(10.1)	(14,257,488)

Net Assets	100.0	140,866,709

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2018 are as follows:

Value ($) at 10/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2018	Value ($) at 4/30/2018
Securities Lending Collateral 9.1%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (g) (h)
9,748,265	3,128,403	—	—	—	59,356	—	12,876,668	12,876,668
Cash Equivalents 6.8%
Deutsche Central Cash Management Government Fund, 1.73% (g)
6,232,366	54,884,252	51,586,169	—	—	39,312	—	9,530,449	9,530,449
15,980,631	58,012,655	51,586,169	—	—	98,668	—	22,407,117	22,407,117

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche Fixed Income Opportunities Fund

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2018 amounted to $12,521,780, which is 8.9% of net assets.

(c)	When-issued security.

(d)	Investment was valued using significant unobservable inputs.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

(f)	At April 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
Ultra 10 Year U.S. Treasury Note	USD	6/20/2018	36	4,633,389	4,604,063	(29,326)

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	17

At April 30, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/20/2018	49	5,869,567	5,861,625	7,942
5 Year U.S. Treasury Note	USD	6/29/2018	155	17,650,312	17,593,711	56,601
Federal Republic of Germany Euro-Bund	EUR	6/7/2018	65	12,325,284	12,460,134	(134,850)
Total net unrealized depreciation						(70,307)

As of April 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	2,350,000	USD	1,816,002	5/14/2018	46,760	National Australia Bank Ltd.
MXN	33,008,000	USD	1,798,537	7/20/2018	55,951	HSBC Holdings PLC
NOK	23,000,000	USD	2,944,879	7/24/2018	68,666	Danske Bank AS
Total unrealized appreciation					171,377

Currency Abbreviations
AUD Australian Dollar	NOK Norwegian Krone
EUR Euro	USD United States Dollar
MXN Mexican Peso

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche Fixed Income Opportunities Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$35,192,857	$—	$35,192,857
Mortgage-Backed Securities Pass-Throughs	—	2,135,225	—	2,135,225
Asset-Backed	—	16,335,100	2,250,000	18,585,100
Commercial Mortgage-Backed Securities	—	3,899,018	—	3,899,018
Collateralized Mortgage Obligations	—	13,851,280	—	13,851,280
Government & Agency Obligations	—	32,859,962	—	32,859,962
Loan Participations and Assignments	—	—	0	0
Common Stocks	—	17,205	0	17,205
Warrant	—	—	0	0
Exchange-Traded Funds	13,355,390	—	—	13,355,390
Short-Term U.S. Treasury Obligations	—	12,821,043	—	12,821,043
Short-Term Investments (i)	22,407,117	—	—	22,407,117
Derivatives (j)
Futures Contracts	64,543	—	—	64,543
Forward Foreign Currency Contracts	—	171,377	—	171,377
Total	$35,827,050	$117,283,067	$2,250,000	$155,360,117

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Futures Contracts	$(164,176)	$—	$—	$(164,176)
Total	$(164,176)	$—	$—	$(164,176)

There have been no transfers between fair value measurement levels during the period ended April 30, 2018.

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	19

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Asset- Backed	Loan Participations and Assignments	Common Stocks	Warrants	Total
Balance as of October 31, 2017	$—	$0	$0	$0	$0
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—	—
Amortization premium/discount	—	—	—	—	—
Purchases	2,250,000	—	—	—	2,250,000
(Sales)	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—
Balance as of April 30, 2018	$2,250,000	$0	$0	$0	$2,250,000
Net change in unrealized appreciation (depreciation) from investments still held at April 30, 2018	$—	$—	$—	$—	$—

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 4/30/2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset-Backed
Miscellaneous	$2,250,000	Priced at Cost until Settlement Date	Original Purchase Cost	100%
Loan Participations and Assignments
Senior Loans	$0	Liquidation Valuation	Recovery Rates	100%
Common Stocks
Consumer Staples	$0	Liquidation Valuation	Recovery Rates	100%
Warrants
Information Technology	$0	Black Scholes Option Pricing Model	Underlying Stock Price	100%

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche Fixed Income Opportunities Fund

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of certain Fund’s fixed income investments include valuing at original purchased cost until the securities settle and an approved independent pricing service commences pricing. A significant difference between original purchase cost and the independent pricing service’s evaluation of the securities could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	21

Statement of Assets and Liabilities

as of April 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $134,721,460) — including $12,521,780 of securities loaned	$132,717,080
Investment in Deutsche Government & Agency Securities Portfolio (cost $12,876,668)*	12,876,668
Investment in Deutsche Central Cash Management Government Fund (cost $9,530,449)	9,530,449
Cash	20,000
Foreign currency, at value (cost $170,376)	170,369
Receivable for Fund shares sold	34,436
Dividends receivable	37,086
Interest receivable	1,038,616
Unrealized appreciation on forward foreign currency contracts	171,377
Foreign taxes recoverable	399
Other assets	41,687
Total assets	156,638,167

Liabilities
Payable upon return of securities loaned	12,876,668
Payable for investments purchased — when-issued securities	2,250,000
Payable for Fund shares redeemed	274,931
Payable for variation margin on futures contracts	38,979
Distributions payable	68,036
Accrued management fee	42,172
Accrued Trustees’ fees	3,300
Other accrued expenses and payables	217,372
Total liabilities	15,771,458
Net assets, at value	$140,866,709

The accompanying notes are an integral part of the financial statements.

22	|	Deutsche Fixed Income Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited) (continued)

Net Assets Consist of

Distributions in excess of net investment income	$(171,957)
Net unrealized appreciation (depreciation) on:
Investments	(2,004,380)
Futures	(99,633)
Foreign currency	(289)
Forward foreign currency contracts	171,377
Accumulated net realized gain (loss)	(39,866,002)
Paid-in capital	182,837,593
Net assets, at value	$140,866,709

Net Asset Value
Class A
Net Asset Value and redemption price per share ($46,913,878 ÷ 5,482,834 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.56
Maximum offering price per share (100 ÷ 97.25 of $8.56)	$8.80
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,145,873 ÷ 2,237,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.56
Class R6
Net Asset Value, offering and redemption price per share ($10,743 ÷ 1,255 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.56
Class S
Net Asset Value, offering and redemption price per share ($43,931,170 ÷ 5,128,596 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.57
Institutional Class
Net Asset Value, offering and redemption price per share ($30,865,045 ÷ 3,602,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.57

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	23

Statement of Operations

for the six months ended April 30, 2018 (Unaudited)

Investment Income
Income:
Interest	$2,330,496
Dividends	365,472
Income distributions — Deutsche Central Cash Management Government Fund	39,312
Securities lending income, net of borrower rebates	59,356
Total income	2,794,636
Expenses:
Management fee	295,167
Administration fee	73,792
Services to shareholders	101,238
Distribution and service fees	164,912
Custodian fee	9,540
Professional fees	54,828
Reports to shareholders	23,472
Registration fees	32,579
Trustees’ fees and expenses	5,558
Other	13,745
Total expenses before expense reductions	774,831
Expense reductions	(55,818)
Total expenses after expense reductions	719,013
Net investment income	2,075,623

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	238,552
Futures	1,575,813
Forward foreign currency contracts	(138,831)
Foreign currency	87,538
1,763,072
Change in net unrealized appreciation (depreciation) on:
Investments	(3,119,454)
Futures	(509,704)
Forward foreign currency contracts	69,222
Foreign currency	2,641
(3,557,295)
Net gain (loss)	(1,794,223)
Net increase (decrease) in net assets resulting from operations	$281,400

The accompanying notes are an integral part of the financial statements.

24	|	Deutsche Fixed Income Opportunities Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income (loss)	$2,075,623	$3,779,152
Net realized gain (loss)	1,763,072	(1,790,653)
Change in net unrealized appreciation (depreciation)	(3,557,295)	5,190,309
Net increase (decrease) in net assets resulting from operations	281,400	7,178,808
Distributions to shareholders from:
Net investment income:
Class A	(707,953)	(985,917)
Class C	(209,773)	(233,000)
Class R6	(161)	(183)
Class S	(710,530)	(983,166)
Institutional Class	(448,576)	(587,388)
Net realized gains:
Class A	—	(81,878)
Class C	—	(30,842)
Class R6	—	(11)
Class S	—	(58,527)
Institutional Class	—	(38,748)
Return of capital:
Class A	—	(242,758)
Class C	—	(57,370)
Class R6	—	(45)
Class S	—	(242,081)
Institutional Class	—	(144,630)
Total distributions	(2,076,993)	(3,686,544)
Fund share transactions:
Proceeds from shares sold	15,364,488	28,284,586
Reinvestment of distributions	1,812,577	3,262,234
Payments for shares redeemed	(29,268,244)	(94,783,553)
Net increase (decrease) in net assets from Fund share transactions	(12,091,179)	(63,236,733)
Increase (decrease) in net assets	(13,886,772)	(59,744,469)
Net assets at beginning of year	154,753,481	214,497,950
Net assets at end of year (including distributions in excess of net investment income $171,957 and $170,587, respectively)	$140,866,709	$154,753,481

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	|	25

Financial Highlights

	Six Months Ended 4/30/18		Years Ended October 31,
Class A	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.66		$8.50	$8.55	$8.96	$9.02	$9.05
Income (loss) from investment operations:
Net investment income[a]	.12		.18	.19	.20	.20	.23
Net realized and unrealized gain (loss)	(.10)		.16	(.02)	(.42)	(.06)	(.03)
Total from investment operations	.02		.34	.17	(.22)	.14	.20
Less distributions from:
Net investment income	(.12)		(.14)	(.16)	(.19)	(.20)	(.23)
Net realized gains	—		(.01)	(.06)	—	—	—
Return of capital	—		(.03)	—	—	—	—
Total distributions	(.12)		(.18)	(.22)	(.19)	(.20)	(.23)
Net asset value, end of period	$8.56		$8.66	$8.50	$8.55	$8.96	$9.02
Total Return (%)[b]	.22	c**	3.97 [c]	2.02	(2.33)	1.48	2.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47		55	86	163	273	223
Ratio of expenses before expense reductions (%)	1.06	*	1.02	1.01	.94	.92	.95
Ratio of expenses after expense reductions (%)	1.00	*	1.02	1.01	.94	.92	.95
Ratio of net investment income (%)	2.78	*	2.05	2.22	2.32	2.28	2.47
Portfolio turnover rate (%)	25	**	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

26	|	Deutsche Fixed Income Opportunities Fund

	Six Months Ended 4/30/18		Years Ended October 31,
Class C	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.66		$8.50	$8.55	$8.96	$9.02	$9.05
Income (loss) from investment operations:
Net investment income[a]	.09		.11	.12	.14	.14	.16
Net realized and unrealized gain (loss)	(.10)		.16	(.01)	(.42)	(.06)	(.03)
Total from investment operations	(.01)		.27	.11	(.28)	.08	.13
Less distributions from:
Net investment income	(.09)		(.08)	(.10)	(.13)	(.14)	(.16)
Net realized gains	—		(.01)	(.06)	—	—	—
Return of capital	—		(.02)	—	—	—	—
Total distributions	(.09)		(.11)	(.16)	(.13)	(.14)	(.16)
Net asset value, end of period	$8.56		$8.66	$8.50	$8.55	$8.96	$9.02
Total Return (%)[b]	(.14	)c**	3.30 [c]	1.14	(3.06)	.72	1.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		22	31	49	75	59
Ratio of expenses before expense reductions (%)	1.81	*	1.78	1.77	1.70	1.67	1.72
Ratio of expenses after expense reductions (%)	1.75	*	1.77	1.77	1.70	1.67	1.72
Ratio of net investment income (%)	2.04	*	1.30	1.46	1.56	1.54	1.71
Portfolio turnover rate (%)	25	**	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche Fixed Income Opportunities Fund	|	27

	Six Months Ended 4/30/18		Years Ended October 31,		Period Ended
Class R6	(Unaudited)		2017	2016	10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.67		$8.50	$8.55	$8.65
Income (loss) from investment operations:
Net investment income[b]	.13		.20	.20	.15
Net realized and unrealized gain (loss)	(.11)		.17	(.01)	(.10)
Total from investment operations	.02		.37	.19	.05
Less distributions from:
Net investment income	(.13)		(.15)	(.18)	(.15)
Net realized gains	—		(.01)	(.06)	—
Return of capital	—		(.04)	—	—
Total distributions	(.13)		(.20)	(.24)	(.15)
Net asset value, end of period	$8.56		$8.67	$8.50	$8.55
Total Return (%)	.22	c**	4.34 [c]	2.21 [c]	.55	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		11	10	10
Ratio of expenses before expense reductions (%)	.90	*	.89	.86	.75	*
Ratio of expenses after expense reductions (%)	.74	*	.75	.84	.75	*
Ratio of net investment income (%)	3.03	*	2.34	2.35	2.25	*
Portfolio turnover rate (%)	25	**	116	61	46	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

*	Annualized

**	Not annualized

28	|	Deutsche Fixed Income Opportunities Fund

	Six Months Ended 4/30/18		Years Ended October 31,
Class S	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.67		$8.51	$8.55	$8.96	$9.03	$9.06
Income (loss) from investment operations:
Net investment income[a]	.13		.20	.20	.22	.22	.25
Net realized and unrealized gain (loss)	(.10)		.16	.00 ***	(.42)	(.07)	(.03)
Total from investment operations	.03		.36	.20	(.20)	.15	.22
Less distributions from:
Net investment income	(.13)		(.15)	(.18)	(.21)	(.22)	(.25)
Net realized gains	—		(.01)	(.06)	—	—	—
Return of capital	—		(.04)	—	—	—	—
Total distributions	(.13)		(.20)	(.24)	(.21)	(.22)	(.25)
Net asset value, end of period	$8.57		$8.67	$8.51	$8.55	$8.96	$9.03
Total Return (%)	.34	b**	4.34 [b]	2.18 [b]	(2.27)	1.66	2.41 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44		51	59	160	339	199
Ratio of expenses before expense reductions (%)	.88	*	.84	.85	.77	.75	.79
Ratio of expenses after expense reductions (%)	.75	*	.78	.84	.77	.75	.77
Ratio of net investment income (%)	3.03	*	2.32	2.41	2.53	2.47	2.63
Portfolio turnover rate (%)	25	**	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche Fixed Income Opportunities Fund	|	29

	Six Months Ended 4/30/18		Years Ended October 31,
Institutional Class	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.67		$8.51	$8.56	$8.97	$9.03	$9.06
Income (loss) from investment operations:
Net investment income[a]	.13		.20	.21	.23	.23	.25
Net realized and unrealized gain (loss)	(.10)		.16	(.01)	(.42)	(.06)	(.03)
Total from investment operations	.03		.36	.20	(.19)	.17	.22
Less distributions from:
Net investment income	(.13)		(.15)	(.19)	(.22)	(.23)	(.25)
Net realized gains	—		(.01)	(.06)	—	—	—
Return of capital	—		(.04)	—	—	—	—
Total distributions	(.13)		(.20)	(.25)	(.22)	(.23)	(.25)
Net asset value, end of period	$8.57		$8.67	$8.51	$8.56	$8.97	$9.03
Total Return (%)	.35	b**	4.23	2.31	(2.08)	1.73	2.43

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		27	39	62	123	56
Ratio of expenses before expense reductions (%)	.77	*	.76	.74	.69	.68	.73
Ratio of expenses after expense reductions (%)	.75	*	.76	.74	.69	.68	.73
Ratio of net investment income (%)	3.06	*	2.32	2.49	2.61	2.55	2.70
Portfolio turnover rate (%)	25	**	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

30	|	Deutsche Fixed Income Opportunities Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Fixed Income Opportunities Fund (the “Fund”) is a diversified series of Deutsche Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2

Deutsche Fixed Income Opportunities Fund	|	31

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the

32	|	Deutsche Fixed Income Opportunities Fund

Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any

Deutsche Fixed Income Opportunities Fund	|	33

securities on loan were collateralized by cash. During the six months ended April 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of April 30, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2018, the Fund had securities on loan, which were classified as corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,863,865	$—	$—	$—	$1,863,865
Government & Agency Obligations	2,456,040	—	—	—	2,456,040
Exchange-Traded Funds	8,556,763	—	—	—	8,556,763
Total	$12,876,668	$—	$—	$—	$12,876,668
Gross amount of recognized liabilities for securities lending transactions					$12,876,668

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations,

34	|	Deutsche Fixed Income Opportunities Fund

acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are

Deutsche Fixed Income Opportunities Fund	|	35

applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $41,220,000, including $2,535,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $38,685,000 of post-enactment losses, which may be applied against realized taxable capital gains indefinitely, including short-term losses ($18,234,000) and long-term losses ($20,451,000).

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $162,903,705. The net unrealized appreciation for all investments based on tax cost was $1,115,074. consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $3,069,018 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,953,944.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to expired capital loss carryforwards, investments in futures contracts, certain securities sold at a loss and reclassification of distributions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

36	|	Deutsche Fixed Income Opportunities Fund

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Deutsche Fixed Income Opportunities Fund	|	37

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2018, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,604,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $35,915,000 to $58,782,000.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,670,000 to $6,671,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,925,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2018 and the related location in the

38	|	Deutsche Fixed Income Opportunities Fund

accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$64,543	$64,543
Foreign Exchange Contracts (b)	171,377	—	171,377
	$171,377	$64,543	$235,920

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Futures Contracts
Interest Rate Contracts (c)	$(164,176)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$—	$1,575,813	$1,575,813
Foreign Exchange Contracts (d)	(138,831)	—	(138,831)
	$(138,831)	$1,575,813	$1,436,982

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures, swap contracts, and forward foreign currency contracts

Change in Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$(509,704)	$(509,704)
Foreign Exchange Contracts (f)	69,222	—	69,222
	$69,222	$(509,704)	$(440,482)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures and forward foreign currency contracts

Deutsche Fixed Income Opportunities Fund	|	39

As of April 30, 2018, the Fund has transactions subject to enforceable master netting agreements, which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Danske Bank AS	$68,666	$—	$—	$68,666
HSBC Holdings PLC	55,951	—	—	55,951
National Australia Bank Ltd.	46,760	—	—	46,760
	$171,377	$—	$—	$171,377

C. Purchases and Sales of Securities

During the six months ended April 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$32,704,290	$41,700,502
U.S. Treasury Obligations	$—	$3,153,191

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

40	|	Deutsche Fixed Income Opportunities Fund

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from November 1, 2017 through January 31, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 Shares to 0.74%.

For the period from November 1, 2017 (from February 1, 2018 for Class R6 Shares) through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.00%
Class C	1.75%
Class R6	.75%
Class S	.75%
Institutional Class	.75%

Deutsche Fixed Income Opportunities Fund	|	41

For the six months ended April 30, 2018, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$15,278
Class C	6,255
Class R6	9
Class S	31,281
Institutional Class	2,995
$55,818

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2018, the Administration Fee was $73,792, of which $11,735 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2018
Class A	$2,940	$1,369
Class C	835	436
Class R6	11	4
Class S	2,150	927
Institutional Class	481	220
	$6,417	$2,956

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2018
Class C	$76,589	$12,081

42	|	Deutsche Fixed Income Opportunities Fund

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2018	Annualized Rate
Class A	$62,797	$19,856	.25%
Class C	25,526	8,883	.25%
	$88,323	$28,739

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2018 aggregated $194.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2018, the CDSC for the Class C shares aggregated $132. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,957, of which $10,928 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the

Deutsche Fixed Income Opportunities Fund	|	43

expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,468.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Fund Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	188,702	$1,634,681	725,024	$6,214,261
Class C	50,312	435,765	68,146	585,094
Class S	493,280	4,267,028	1,868,690	16,032,035
Institutional Class	1,041,069	9,027,014	634,886	5,453,196
		$15,364,488		$28,284,586

44	|	Deutsche Fixed Income Opportunities Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	76,488	$659,852	139,221	$1,194,266
Class C	22,889	197,425	33,609	288,597
Class R6	19	160	27	235
Class S	77,313	667,723	134,688	1,157,413
Institutional Class	33,277	287,417	72,399	621,723
		$1,812,577		$3,262,234

Shares redeemed
Class A	(1,130,290)	$(9,765,523)	(4,582,390)	$(39,216,619)
Class C	(336,203)	(2,901,809)	(1,273,072)	(10,903,893)
Class S	(1,325,732)	(11,458,965)	(3,036,133)	(26,075,907)
Institutional Class	(594,530)	(5,141,947)	(2,160,387)	(18,587,134)
		$(29,268,244)		$(94,783,553)

Net Increase (decrease)
Class A	(865,100)	$(7,470,990)	(3,718,145)	$(31,808,092)
Class C	(263,002)	(2,268,619)	(1,171,317)	(10,030,202)
Class R6	19	160	27	235
Class S	(755,139)	(6,524,214)	(1,032,755)	(8,886,459)
Institutional Class	479,816	4,172,484	(1,453,102)	(12,512,215)
		$(12,091,179)		$(63,236,733)

G. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche Fixed Income Opportunities Fund will be renamed DWS Fixed Income Opportunities Fund.

Deutsche Fixed Income Opportunities Fund	|	45

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2017 to April 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

46	|	Deutsche Fixed Income Opportunities Fund

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,002.20	$998.60	$1,002.20	$1,003.40	$1,003.50
Expenses Paid per $1,000*	$4.96	$8.67	$3.67	$3.73	$3.73

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,019.84	$1,016.12	$1,021.12	$1,021.08	$1,021.08
Expenses Paid per $1,000*	$5.01	$8.75	$3.71	$3.76	$3.76

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Fixed Income Opportunities Fund	1.00%	1.75%	.74%	.75%	.75%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Fixed Income Opportunities Fund	|	47

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Fixed Income Opportunities Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) an affiliate of DIMA in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

48	|	Deutsche Fixed Income Opportunities Fund

The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

Deutsche Fixed Income Opportunities Fund	|	49

noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that, effective August 1, 2016, the Fund’s investment process, strategy, name, and certain members of the portfolio management team were changed and that further changes to the portfolio management team were made on August 1, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees

50	|	Deutsche Fixed Income Opportunities Fund

charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA

Deutsche Fixed Income Opportunities Fund	|	51

for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

52	|	Deutsche Fixed Income Opportunities Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s
Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Fixed Income Opportunities Fund	|	53

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUCX	SDUSX	MGSFX
CUSIP Number	25155T 833	25155T 858	25155T 866	25155T 874
Fund Number	434	734	2334	557

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SDURX
CUSIP Number	25155T 411
Fund Number	1618

54	|	Deutsche Fixed Income Opportunities Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Deutsche Fixed Income Opportunities Fund	|	55

Who we are
Who is providing this notice?	DWS Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

–informationabout your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018

56	|	Deutsche Fixed Income Opportunities Fund

DFIOF-3

(R-027579-7 6/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Fixed Income Opportunities Fund, a series of Deutsche Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2018